1995 ANNUAL REPORT
All Seasons
Global Fund, Inc.
All Seasons Global Fund, Inc.
250 Park Avenue South, Suite 200
Winter Park, FL 32789

                                                     Table of Contents


                      Letter to Shareholders..................................2
                      Risk-Adjusted Perform...................................4
                      Global Equity Allocation................................5
                      Equity Portfolio Highlight............................. 6
                      Board of Directors......................................6
                      Independent Auditors Report.............................7
                      Statement of Assets and Liabilities.....................8
                      Statement of Operations.................................9
                      Statements of Changes in Net Assets....................10
                      Notes to Financial Statements..........................11
                      Investments in Securities..............................16
                      Financial Highlights...................................20
                      Dividend Reinvestment Plan............................ 22
                      Important Notes to Shareholders........................24

February 22, 1996




Dear Fellow Shareholders:

1995 was a good year for our Fund. Using a conservative investment strategy, we outperformed our benchmark indices on a risk-adjusted basis. We are pleased to provide current information about recent developments in the Fund:

         * The total market return on the Fund for 1995 was 22.32%.
         * The net asset value (NAV) of the Fund increased 11.49% during 1995.
         * The investment performance of the Fund has been achieved by applying a risk-averse investment style-at no point in 1995 did we have more than 50% of our portfolio in equities.
         * The market discount of the Fund has narrowed from a high of 30% in February to a discount of 20% at year end, a 33% improvement.
         * We are continuing our efforts to maximize shareholder value, including the continuation of the share buyback program. By year end our share buyback program enabled us to repurchase over 600,000 shares of the Fund.

This year, we were able to substantially reduce portfolio risk through our asset allocation, and at year end, the Fund was invested in 47% equities and 51% fixed income, with the remainder in cash. Our portfolio also experienced significantly less volatility than our benchmark indices (the MSCI EAFE Index and the MSCI World Index) as evidenced by the charts on the following pages. Even with our conservative nature, we were still able to outperform both benchmarks on a total market return basis, and we were above one and below the other on an NAV basis.

As of this writing, we have increased our equity allocation in the Fund to 63%, and reduced the fixed income percentage to 35% (the remainder is in cash). The increase in equity exposure in 1996 has almost entirely been into foreign stocks. Portfolio turnover for the Fund was reduced significantly in 1995 to 76%, and we anticipate an even lower number for 1996. Our portfolio allocation and risk awareness is our strength, and we are comfortable with the portfolio makeup at this point. We have also reduced the expense ratio of the Fund to its lowest level in years, which required a special effort during a year in which the number of shares of the Fund outstanding was reduced.

The Fund spent more time than usual in the public eye this year, which culminated in the shareholder proposal considered at the annual shareholders meeting. We had our greatest shareholder turnout ever, with over 80% of shares voted, and a larger than average meeting attendance, with constructive remarks from many shareholders. We truly appreciate such a strong turnout and encouragement from shareholders. A substantial majority of all shares confirmed the Fund's present course.

We believe that the price of the Fund has benefitted from the Fund's aggressive share buyback program, instituted this year. Each share bought back at a discount to NAV increases the NAV per share, so the positive impact on shareholder value is irrefutable. As long as a reasonable discount to NAV exists, the Directors of the Fund have indicated an interest in maintaining the buyback program to enhance shareholder value.

In sum, we believe that we accomplished many of our investment objectives for 1995. In 1996, we will strive to maintain solid investment returns with a keen eye on risk, while continuing to monitor and refine the portfolio in our efforts to maximize shareholder value.

Thank you for your support over the years and, as always, we wish you and yours a very healthy and profitable year ahead.

With kind and personal regards,

                                            Sincerely yours,




                                            Diego J. Veitia
                                            Chairman & Chief Investment Officer



P.S. We are pleased to report that Morningstar, Inc., ranked our fund as the Lowest Risk World Equity Fund over the last three year period, and the second Lowest Risk World Equity Fund over the last five year period, in its most recent report on Closed-End Funds.

Risk Adjusted Performance

There are three accepted measures for examining risk-adjusted return Treynor's, Sharpe's, and Jensen's. Jack L. Treynor presented the first formal technique to combine both risk and returns in a single performance measure.Treynor's measure is presented in this report, as it uses systematic risk instead of total risk, through the use of beta instead of standard deviation. Beta is an excellent measure of risk versus an index, as it represents the average percentage change in the price of a given asset class (in this case, the Fund) compared to the average percentage change of the market index (in this case, the MSCIEAFE Index and the MSCI World Index). For example, a beta value of 0.6 indicates a 0.6% movement for a 1.0% move in the index, regardless of direction of the move in the index. The beta of a market is always one. For an investor wishing to take on less risk than market risk, a beta lower than one(i.e. lower than the market) is desirable. Based on this, Treynor's measure is hard evidence of the solid risk-adjusted performance of the All Seasons Global Fund in 1995.

In order to better understand where the numbers are from, we present the following explanation. The risk-free rate used of 5.94% was the average return on a one-year T-Bill for 1995, based on averaging T-Bill yields from each day of the year. The MSCI EAFE Index and MSCI World Index (both unmanaged indices of foreign stocks)returned 9.4% and 18.7%, respectively, for 1995, according to MSCI. The total investment return of the Fund based on market value was independently reported in the financial statements by KPMG Peat Marwick to be 22.32%, and total investment return based on net asset value was 11.49%, as calculated by Veitia & Associates. All values for beta were calculated by using the Beta function of Bloomberg, L.P.

In essence, the two key elements of any investment are risk and return, so we believe that evaluating investments on a risk-adjusted basis may present a more meaningful representation of that investment.

Treynor Performance 1995
Based Upon Market Value

There is a line chart comparing risk adjusted performance of rate of return based upon market value for the Fund versus MSCI EAFE and MSCI World.


Treynor Performance 1995
Based Upon Net Asset Value

There is a line chart comparing risk adjusted performance of rate of return based upon net asset value of the Fund versus MSCI EAFE and MSCI World.

Global Equity Allocation

All Seasons Global Fund
Global Equity Weights, 12/29/95

There is a pie chart inserted here which shows the percentages of investments in the diffreent markets of the world.

World Stock Market Capitalization, 12/29/95*

There is a pie chart inseted here which shows the percentages of capitalization om the different markets of the world.
*Source: Morgan Stanley Capital International

Equity Portfolio Highlight
ANZ Banking Group

ANZ Bank is Australia's second largest commercial bank. The bank also has a presence in over 40 countries, covering Asia, Europe, the Middle East, and the Americas. ANZ has proven to be a pioneer in the world's fastest growing markets, being established in countries such as the Philippines, Vietnam, China, and Indonesia.

ANZ is a remarkably strong bank. Its services include all aspects of retail and commercial banking, insurance, funds management, and brokerage services, and in 1995 all divisions showed solid growth. Total group profits increased 28%, and operating profits after taxes were over A$1 billion. In addition, the bank is rated A1 by Moody's and A+ by Standard & Poor's.

ANZ is committed to the long-term development of its international network. The international network (non-Australian business) accounted for approximately 42% of after tax profits in 1995. With such a powerful global network in an Australian bank, a large U.S. or global bank who is looking to merge or purchase a bank with significant emerging market exposure could target ANZ as a prime takeover candidate.

With strong current earnings, and a coherent long-term global strategy providing a sound foundation for future earnings growth, we believe that ANZ Banking Group currently represents a sound portfolio holding.


All Seasons Global Fund
Board of Directors

                                                                                           Shares Owned
                                                                                           Beneficially
Diego J. Veitia, Chairman of the Board and Chief Investment Officer.........................51,377.879
Robert A. Miller, Ph.D.*, Chairman of the Audit Committee....................................1,306.128
Adrian Day*, Chairman of the External Review Committee.......................................1,036.000
Michael A. Petrino*        5,600.000
Jerome F. Miceli, Treasurer..................................................................3,725.736
Stephen A. Saker, Secretary..................................................................1,002.686

*Member of the Audit Committee.

Independent Auditors' Report


The Board of Directors and Shareholders
All Seasons Global Fund, Inc.:


We have audited the accompanying statement of assets and liabilities of All Seasons Global Fund, Inc., (formerly America's All Season Fund, Inc.) including the schedule of investments in securities, as of December 31, 1995 and the related statements of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. As to securities purchased but not received, we requested confirmations from brokers, and where replies were not received, we carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement and schedule presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of All Seasons Global Fund, Inc. (formerly America's All Season Fund, Inc.) as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the selected financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                     KPMG Peat Marwick LLP



Orlando, Florida
January 24, 1996

Statement of Assets and Liabilities
December 31, 1995

                                                          Assets

Investments in securities at market value
     (identified cost $40,050,047)                                                                       $42,494,641
Cash                                                                                                       2,319,793
Accrued interest receivable                                                                                  280,403
Dividends receivable                                                                                          82,638
Prepaid insurance                                                                                              6,800
                                                                                                          __________
                Total assets                                                                              45,184,275
                                                                                                          __________
                                                        Liabilities

Distributions payable to shareholders (note 9)                                                             1,395,610
Payable for investment securities purchased                                                                2,179,084
Liability under forward contract (note 6)                                                                      3,365
Payable for shares repurchased              115,464
Other accrued expenses                                                                                       105,914
                                                                                                          __________
                Total liabilities                                                                          3,799,437
                                                                                                          __________
                Net assets applicable to outstanding
                      capital stock                                                                      $41,384,838
                                                                                                            ````````
Represented by:
         Common stock - authorized 100,000,000 shares of $.01 par
        value; issued and outstanding, 8,123,457 shares                                                       81,235
     Additional paid-in capital                                                                           40,342,386
     Accumulated net realized loss from investments and foreign currency                                  (1,776,897)
     Undistributed net investment income                                                                     277,458
         Unrealized appreciation of investments and foreign currency                                       2,460,656
                                                                                                          __________
                Total - representing net assets applicable to
                      outstanding capital stock                                                         $ 41,384,838
                                                                                                            ````````
                Net assets value per share of outstanding
                      capital stock                                                                     $       5.09
                                                                                                             ````````


See accompanying notes to financial statements.

Statement of Operations
For the year ended December 31, 1995


Income:
     Interest                                                                                            $ 1,798,691
     Dividends                                                                                               255,305
                                                                                                           _________
                                                                                                           2,053,996
     Less foreign taxes withheld                                                                              (9,786)
                                                                                                           _________
                           Total investment income                                                         2,044,210
                                                                                                           _________
Expenses (note 4):
     Investment management fee (note 4)                                                                      413,686
     Custodian and transfer agent fees                                                                       159,916
     Audit and legal fees                                                                                    139,250
     Reports to shareholders                                                                                  52,618
         Directors' fees and expenses                                                                         42,619
     Margin interest expense                                                                                   4,144
     Dividends on securities sold short                                                                        1,100
     Other                                                                                                    73,249
                                                                                                           _________
                  Total expenses                                                                             886,582
                                                                                                           _________
                  Investment income - net                                                                  1,157,628
                                                                                                           _________
Realized and unrealized gains and losses on investments and
     foreign currency (note 5):
        Net realized loss on investments and foreign currency (including
             gain of $281,614 from foreign currency transactions)                                           (771,192)
        Net realized gain on closed short positions in securities                                             83,345
                  Net change in unrealized appreciation and depreciation of
                  investments and foreign currency (note 7)                                                3,707,341
                                                                                                           _________
                  Net realized and unrealized gains from investments
                      and foreign currency                                                                 3,019,494
                                                                                                           _________
                           Increase in net assets resulting from operations                        $       4,177,122
                                                                                                             ```````

See accompanying notes to financial statements.


Statements of Changes in Net Assets
For the years ended December 31, 1995 and 1994




                                                                                          1995            1994
Operations:
         Investment income  net                                                        $1,157,628         1,660,989
     Net realized loss on investments and foreign currency                               (771,192)       (4,034,164)
     Net realized gain on closed short positions in securities                             83,345           407,408
     Net change in unrealized appreciation and depreciation
                  of investments and foreign currency (note 7)                          3,707,341        (1,805,694)
                                                                                         ________          ________
                  Increase (decrease) in net assets resulting
                     from operations                                                    4,177,122        (3,771,461)
                                                                                         ________          ________
Distributions to shareholders from (note 9):
         Investment income - net                                                       (1,334,993)       (961,681)
     Net realized gain on investments and foreign currency                                (60,617)
                                                                                         ________          ________
                                                                                       (1,395,610)         (961,681)
                                                                                         ________          ________
Capital share transactions (note 8)                                                    (2,502,956)
                                                                                         ________          ________
                                    Net increase (decrease) in net assets               278,556          (4,733,142)

Net assets at beginning of year                                                        41,106,282        45,839,424
                                                                                       __________        __________
Net assets at end of year (including undistributed net
         investment income of $277,458 and $699,308)                                  $41,384,838        41,106,282
                                                                                         ````````          ````````


See accompanying notes to financial statements.

                     Notes to Financial Statements
                         December 31, 1995


(1)      Organization
         All Seasons Global Fund, Inc. (the Fund), formerly known as America's All Season Fund, Inc., is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund was incorporated on October 30, 1987 and commenced operations on March 2, 1988 upon becoming effectively registered under the Securities Act of 1933 and commencement of its initial public offering of common stock. The Fund changed its name to All Seasons Global Fund, Inc. on June 1, 1995. Shares of the Fund are traded in the over-the-counter market on NASDAQ.The Fund's symbol is "FUND".

         The Fund invests directly, or through depository receipts, in common stocks, common stock equivalents (including rights and warrants), preferred stock or debt securities of companies or governments in the U.S. and various nations throughout the world, both developed or underdeveloped. The Fund will also enter into forward currency exchange contracts, write and/or purchase put and call options on securities, sell securities short and hold limited amounts of cash or cash equivalents, including foreign currencies. The Fund does not concentrate the investment of its assets inparticular industries and intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code.

(2)      Significant Accounting Policies

(a)      Valuation of Investments
         Each listed security is valued at the last reported sale price. Listed securities, not traded on an exchange that day, and other securities, which are traded in the over-the-counter market, are valued at the mean between the current bid and asked price in the market on that day. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, which value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon
New York time following the close of the stock exchange in the country where the security is issued and traded. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Fund'sboard of directors.

         Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified cost basis.

         Interest is recorded daily on the accrual basis. The Fund amortizes premiums and discounts on U.S. Government and corporate long-term bonds purchased using the straight-line method over the life of the bonds. The Fund amortizes premiums and discounts on foreign government and corporate bonds purchased using the yield to maturity method. Dividend income is recognized on the ex-dividend date.

                          Notes to Financial Statements

(b)      Forward Foreign Currency Contracts
         The Fund may enter into forward foreign currency exchange contracts primarily in order to hedge against foreign currency exchange rate risks on non U.S. dollar denominated investment securities held by the Fund. When entering a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued daily and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(c)      Option Writing
         When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

(d)      Short Sales
         The Fund may sell a security it does not own in anticipation of a decline in the market value of that security. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale.

(e)      Foreign Currency
         The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains and losses on investments.

         Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

Notes to Financial Statements

(f)      Federal Income Taxes
         The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income to shareholders. Therefore, no income tax provision is required.

         The Fund's net investment income, if any, is generally distributed by semi-annual dividends. Any net realized gains are distributed annually, based upon a November 1 to October 31 year, to avoid incurring federal excise taxes. Distributions are paid by reinvestment into additional shares unless the shareholder has elected in writing to receive distributions in cash.

         As of December 31, 1995 the Fund had available for federal income tax purposes (as computed through October 31, 1995)an unused capital loss carryover of $1,776,897 which expires in 2000.

         Net investment income (loss)and net realized gains (losses) may differ for financial statement and tax purposes primarily due to net operating losses. The character of distributions made during the year from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. Also, dueto the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year the income or realized gains (losses) were recorded by the Fund.

         On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $244,485 and accumulated net realized loss from investments and foreign currency has been decreased by $2,877,847 resulting in a net reclassification adjustment to decrease additional paid in capital by $2,633,362.

(g)      Dividends on Short Positions
         Dividends declared on short positions existing at the record date are recorded as an expense.

(h)      Use of Estimates in the Preparation of the Financial Statements
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of investment income, expenses and realized gains and losses on investments during the reporting period. Actual results could differ from those estimates.

(3)      Related Party Transactions
         As described more fully in note 4, the Fund's manager is Veitia and Associates, Inc. (Veitia). The principal underwriter of the Fund's initial public offering was International Assets Advisory Corporation (IAAC), a registered broker/dealer. IAAC is a subsidiary of International Assets Holding Corporation (IAHC). The majority and sole shareholder of IAHC and Veitia, respectively, is the Fund's chairman of the board and chief investment officer.

         During 1995, brokerage commissions totaling $25,513 were paid to IAAC for trades made on behalf of the Fund. Brokerage commissions of $37,146 were also paid to IAAC during 1995 for trades made in conjunction with capital shares repurchased by the Fund.

                          Notes to Financial Statements

(4)    Expenses
         The Fund is party to a management agreement with Veitia (the Manager) to conduct the management and investment activity of the Fund.

         The Manager administers the Fund's general business affairs and furnishes the Fund with clerical, administrative, accounting and bookkeeping services. The agreement provides for management fees, computed daily and payable monthly, at the annualized rate of 1% of the Fund's average daily net assets.
To comply with certain state securities laws governing sales of Fund shares in such states, the Manager has furnished an undertaking to the Fund that if certain Fund expenses, including the Manager's fee, exceed 2.5% of the first
$30 million in average net assets, 2% of the next $70 million of average net assets, and 1.5% of additional average net assets, the Manager will adjust its fees downward to cause Fund expenses to comply with those limits. Such limitations were not exceeded for the year ended December 31, 1995. Management fees for the year ended December 31, 1995 amounted to $413,686, all of which were paid as of December 31, 1995.

(5)    Securities Transactions
         Cost of purchases and proceeds from sales of securities (other than U.S. Government and short-term securities) aggregated $41,586,441 and $24,817,417, respectively, for the year ended December 31, 1995.

         Cost of purchases and proceeds from sales of U.S. Government securities aggregated $199,058 and $10,774,216, respectively, for the year ended December 31, 1995.

(6)    Liability Under Forward Contract
         The Fund has entered into a forward contract as a hedge position against foreign currency rate changes for foreign securities held in the Fund's year end portfolio. The contract is to sell German deutsche marks at an exchange rate of 1.4328 on March 21, 1996. The forward contract outstanding at December 31, 1995 with total unrealized loss of $3,365 is as follows:

                                                Number of
                                             Foreign Currency
                                                Units Under          Proceeds              Unrealized      Market
                                                 Contract            Received                 Loss          Value

German deutsche marks                            4,600,000          $3,210,497               3,365         3,213,862
                                                   ```````             ```````                ````           ```````

         The total unrealized loss on this forward contract as of December 31, 1995 has been included as a liability in the accompanying statement of assets and liabilities and as a component of net change in unrealized appreciation and depreciation of investments and foreign currency in the accompanying statement of operations.

Notes to Financial Statements

(7) Net Change in Unrealized Appreciation and Depreciation of Investments and Foreign Currency Net change in unrealized appreciation and depreciation of investments and foreign currency for the years ended December 31, 1995 and 1994 consist of the following:

                                                                                         1995               1994
         Net change in unrealized appreciation and depreciation
              of portfolio investments                                                $ 3,693,639        (1,814,471)
         Net change in unrealized appreciation and depreciation
              of short positions                                                            --                 (113)
         Net change in unrealized foreign exchange losses
              related to foreign currencies held                                            --                41,156
         Net change in unrealized foreign exchange gains and
              losses related to forward contracts                                          (3,365)          (52,848)
         Net change in unrealized foreign exchange gains and
                  losses related to interest and dividends receivable                      17,067            20,582
                                                                                        _________         _________
                                                                                      $ 3,707,341        (1,805,694)


                                                                                          ```````           ```````



(8)      Capital Share Transactions
         During the year ended December 31, 1995, the Fund repurchased 619,100 of its common shares in the amount of $2,502,956.

(9)      Dividends Paid to Shareholders
         On December 29, 1995, a dividend of $.1718 per share was declared for distribution of net investment income and net realized gain on investments and foreign currency payable to shareholders of record as of December 29, 1995. The dividends totaling $1,395,610, were paid on January 22, 1996 through either reinvestment into common shares of the Fund, which were purchased in the open market or by cash distribution.

Investments in Securities
December 31, 1995


                                                                                Principal                  Market
         Name of Issuer                                                          Amount                     Value
(Percentages of each category relate to total net assets)

U.S. Treasury Notes (39.19%):
     U.S. Treasury Note, 6% due 11/30/97                                         7,000,000         $       7,102,759
     U.S. Treasury Note, 6.875% due 10/31/96                                     9,000,000                 9,116,459
                                                                                                            ________
                  Total U.S. Treasury Notes
                    (cost $15,876,185)                                                                    16,219,218
                                                                                                            ________

U.S. corporate notes (5.25%):
     Toyota Motors Index, 9.75% due 3/9/98                                       2,000,000                 2,175,000
                                                                                                            ________
                    Total U.S. corporate notes
                    (cost $2,000,000)                                                                      2,175,000
                                                                                                            ________

Foreign government obligations (4.80%):
     Deutschland Republic, 6.5% due 10/14/05
        (principal amount denominated in German
        Deutsche marks)                                                          2,750,000                 1,985,837
                                                                                                            ________
                    Total foreign government obligations
                    (cost $1,991,301)                                                                      1,985,837
                                                                                                            ________

Foreign corporate bonds (4.52%):
     General Electric Capital Corp., 10.5% due 10/23/98
        (principal amount denominated in Czech korunas)                         50,000,000                 1,870,224
                                                                                                            ________
                  Total foreign corporate bonds
                    (cost $1,870,279)                                                                      1,870,224
                                                                                                            ________



                                                                     Number                                Market
         Name of Issuer                                              of Shares         Cost                Value
Common stocks (48.92%):
     Australia (4.62%):
        Australia and New Zealand Banking
           Group, Ltd. (Banking)                                     240,000      $    1,049,546   $       1,131,890
        Coca-Cola Amatil Ltd. (Beverages and
           Tobacco)                                                      803(c)            4,674               6,534
        Western Mining Corporation, Ltd.
           (Metals-Non Ferrous)                                      120,000             735,222             771,256

     Canada (2.64%):
                  Euro Nevada (Metals-Non Ferrous)                    30,000             825,706           1,094,369

     France (1.07%):
        Saint Gobain (Misc. Materials and
           Commodities)                                                4,000             499,506             443,299

     Germany (2.72%):
        Merck KGAA (Health and Personal Care)                         27,540             997,613           1,125,613

     Hong Kong (.01%):
                  HSBC Holdings (Banking)                                363(c)            4,126               5,493

     Japan (11.40%):
        Mitsubishi Corp. (Wholesale and
           International Trade)                                       88,000           1,017,211           1,083,471
        Mitsubishi Heavy Industries
           (Machinery and Engineering)                               140,000           1,017,280           1,117,014
                  NEC Corp. (Electrical and Electronics)             120,000           1,518,952           1,465,826
        Toshiba Corp. (Electrical and Electronics)                   134,000             968,791           1,050,955

     Mexico (2.87%):
        Industrias Penoles SA (Metals - Non Ferrous)                 135,000             499,230             559,784
        Transportacion Maritima Mexicana
                           (Transportation-Shipping)                  75,000(b)          472,950             628,125

     Singapore/Malaysia (1.21%):
        Clipsal Industries (Electrical and Electronics)               91,000             220,938             205,660
        Renong Bhd. (Multi-Industry)                                 200,000             293,584             294,097

     Sweden (2.73%):
                  Astra B (Health and Personal Care)                  28,450             999,227           1,128,968

Investments in Securities, Continued


                                                                       Number                                Market
         Name of Issuer                                              of Shares            Cost                Value
Common stocks (48.92%) (continued):
     Switzerland (6.77%):
        BBC Brown Boveri AG (Electrical
                           and Electronics)                              620             580,540             722,058
        Ciba Geigy AG (Health and Personal Care)                       1,100             764,647             970,363
        Nestle SA (Food and Household Products)                        1,000             982,605           1,108,987

     United States (12.88%):
        Abbott Laboratories (Health and Personal
           Care)                                                      15,000             533,400             626,250
                  Amway Asia Pacific Ltd. (Food and
           Household Products)                                        19,000             756,413             676,875
        Atlantic Richfield (Energy Sources)                            4,300             495,995             476,225
        Eastman Kodak Co. (Recreation, Other
           Consumer Goods)                                            10,000             518,100             670,000
                  Johnson & Johnson (Health and Personal
           Care)                                                      10,000             486,746             856,250
        J.P. Morgan & Co. (Banking)                                    9,000             556,515             722,250
        Phillips Petroleum Co. (Energy Sources)                       14,000             514,090             477,750
        Silicon Graphics, Inc. (Data Processing and
                           Reproduction)                              30,000(b)          998,675             825,000
                                                                                                            ________
                  Total common stock (cost $18,312,282)                                                   20,244,362
                                                                                                            ________
                  Total investments (cost $40,050,047)                                             $      42,494,641



                                                                                                            ````````

(a) At December 31, 1995, the cost of securities for federal income tax purposes was $40,050,047. Net unrealized appreciation of $2,444,594 consists of gross unrealized appreciation and depreciation of investments as follows:


                  Gross unrealized appreciation                                                $     2,884,045
                  Gross unrealized depreciation                                                       (439,451)
                                                                                                       _______
                  Net unrealized appreciation        $        2,444,594


                                                                                                       ```````


(b)    Non-income producing security.
(c)    Security received through a stock dividend.

If shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information. Shareholders should be aware that a change in nominee may prohibit the shareholder's participation in the Plan.
                                           Investments in Securities, Continued




(d) Common stock industry diversification as a percentage of total net assets.

              Banking                                                                                    4.49%
              Data Processing and Reproduction                                                           1.99
              Electrical and Electronics                                                                 8.32
              Energy Sources                                                                             2.31
              Food and Household Products                                                                4.33
              Health and Personal Care                                                                  11.38
              Machinery and Engineering                                                                  2.70
              Metals-Non Ferrous                                                                         5.86
              Misc. Materials and Commodities                                                            1.07
              Multi-industry                                                                              .71
              Recreation, Other Consumer Goods                                                           1.62
              Transportation-Shipping                                                                    1.52
              Wholesale and International Trade                                                          2.62
                                                                                                        ______

                                                                                                        48.92%

                                                                                                          ````

                              Financial Highlights
           For the years ended December 31, 1995, 1994, 1993, 1992, and 1991


Selected per share data for a share of capital stock outstanding and selected supplemental and ratio information for the years ended December 31, 1995, 1994, 1993, 1992 and 1991 are as follows:

                                                          1995          1994          1993          1992          1991

Net asset value at beginning of year                  $   4.70          5.24          4.99          6.01          5.59
                                                          ____          ____          ____          ____          ____
Operations:
     Investment income - net                               .13           .19           .04           .04           .21
     Realized and unrealized gains and
       losses on investments and foreign
                  currency - net                           .36          (.62)          .46          (.64)          .49
                                                          ____          ____          ____          ____          ____
                Increase (decrease) in net
                    assets resulting from
                    operations                             .49          (.43)          .50         (.60)           .70

Distributions to shareholders:
         From investment income - net                     (.16)        (.11)          (.03)        (.02)          (.17)
     From realized gain on investments
         and foreign currency                             (.01)           -           (.22)        (.05)          (.11)
     From other sources                                      -            -              -         (.35)            -

Capital share transactions (note 8)                        .07            -              -            -             -
                                                          ____          ____          ____          ____          ____
Net asset value at end of year                        $   5.09          4.70          5.24         4.99           6.01
                                                           ````          ````           ````         ````          ````
Per share market value at end of year                 $   4.19          3.56          4.31         4.06           4.63
                                                           ````          ````           ````         ````          ````
Total investment return, market value*                   22.32%       (17.38%)        9.29%       (3.26%)        (4.50%)



*Total investment return, market value, is based on the change in market price of a share during the year and assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.


Financial Highlights, Continued




                                                          1995          1994          1993         1992          1991
Net assets at end of year (000'somitted)
                                                         41,385        41,106        45,839        43,615        52,540

Ratio of expenses to average
    net assets                                           2.14%          2.27%        2.43%        2.21%          2.36%

Ratio of expenses (excluding
    dividends on securities sold
    short and interest expense)
         to average net assets                           2.13%          2.06%        1.96%        2.10%          1.96%

Ratio of net investment
    income to average net assets                         2.80%          3.81%         .74%         .67%          4.01%

Portfolio turnover rate
    (excluding short-term securities)                       76%          483%          445%         267%          269%

Dividend Reinvestment Plan

All Seasons Global Fund's Dividend Reinvestment Plan offers shareholders a prompt and simple way to reinvest income from dividends and capital gain distributions in shares of the Fund. Fund/Plan Services, Inc. acts as Plan Agent forshareholders in administering the Plan. All reinvestments are in full and fractional shares, carried to two decimal places. The complete Terms and Conditions appear in a brochure entitled All Seasons Global Fund, Inc. Dividend Reinvestment Plan, which may be obtained from Fund/Plan Services (address on next page).

All shareholders of All Seasons Global Fund, Inc. are automatically enrolled in the Plan unless they elect to receive dividends or distributions in cash. Any shareholder who will own shares in his own name should notify Fund/Plan Services in writing of the election to receive dividends or distributions in cash. If the Fund declares a dividend or capital gain distribution, you will automatically receive shares of the Fund. If the market price of the shares on the relevant date, normally the payment date, equals or exceeds the net asset value, the Fund will issue new shares to you at the greater of net asset value or 95% of market price. If the market price (including commissions or costs of the acquisition) is lower than net asset value, then you will receive shares purchased through the NASDAQ system or otherwise on the open market to the extent available. If the market price is equal to the net asset value before the Plan Agent has completed its purchases, the Plan Agent will then issue all remaining shares for reinvestment purposes at net asset value. Therefore, the average price will not exceed net asset value. All reinvestments are in full and fractional shares.

There is no direct charge to participants for reinvesting dividends and distributions, since the Plan Agent's fees are paid by the Fund. Whenever shares are purchased through the NASDAQ system, each participant will pay a pro rata portion of brokerage commissions. Please note: The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable on dividends or distributions.

You may withdraw from the Plan at anytime. If you withdraw from the Plan, you will receive, without charge, a certificate issued in your name for all full shares. Fund/Plan will convert any fractional shares you hold at the time of withdrawal to cash as the then current market price and send you a check for the proceeds. Should you at any time request liquidation of your fractional shares, your enrollment in the Plan will automatically be canceled.

If you prefer, Fund/Plan will sell all of your full and fractional shares upon your withdrawal and send you the proceeds, less a $2.50 service fee and brokerage commission. The shares will be liquidated within two weeks of receipt of your instructions.

You will receive a detailed account statement from Fund/Plan Services, Inc., your Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. Your proxy will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, Fund/Plan, as your Plan Agent, will hold the shares it has acquired for you in safekeeping, in non-certificated form. This convenience provides added protection against loss, theft, or inadvertent destruction of certificates.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to:

Fund/Plan Services, Inc.
P.O. Box 874
Conshohocken, PA  19428
1 (800) 441-6580

If shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information. Shareholders should be aware that a change in nominee may prohibit the shareholder's participation in the Plan.

Important Notes to Shareholders


Section 16 (a) Filings
Directors of the Fund have filed reports on beneficial ownership of shares of the Fund pursuant to Section 16 (a) of the Exchange Act which have brought current reports which were not filed on a timely basis. The Fund is advised that Adrian V. Day, Jerome F. Miceli, Robert A. Miller, and Stephen A. Saker have each filed one report disclosing a purchase of shares through the Fund's dividend reinvestment plan in 1995. Michael A. Petrino filed two reports in 1995 on open market transactions. Diego J. Veitia filed one report of an open market purchase during 1995.

Tax Reporting
(1) In 1994, the Fund's distributions to its shareholders were reported as ordinary income dividends on Form 1099. During 1995, it was determined that certain 1994 losses, originally intended to carry forward to 1995, should have been used to reduce ordinary income in 1994. Therefore, a portion of the 1994 distributions to shareholders should have been reflected as a return of capital on Form 1099. The Fund intends to file and distribute corrected Form 1099's to shareholders for calendar year 1994.

(2) The percentage of 1995 distributions that is from qualified U.S. Government interest is 68.30%.

(3) For our corporate shareholders, the percentage of the Fund's dividend which qualifies for the dividend received deduction is 5.65%.

                  All Seasons Global Fund, Inc.
Directors and Officers
The Directors of the corporation are fiduciaries for the shareholders and are governed by the law of the State of Maryland in this regard. They establish and appoint the officers who conduct the daily business of the corporation. The Directors and Officers of the Fund and their positions with the Fund are as follows:

Diego J. Veitia
Chairman of the Board and
Chief Investment Officer

Robert A. Miller, Ph.D.
Chairman of the Audit Committee

Adrian Day
Chairman of the External Review Committee

Jerome F. Miceli
Treasurer

Stephen A. Saker
Secretary


Investment Advisor:
Veitia and Associates, Inc.


Shareholder Inquiries to:
Fund/Plan Services, Inc.
P.O. Box 874
2 Elm Street
Conshohocken, PA 19428
(800) 441-6580


All Seasons Global Fund, Inc.
250 Park Avenue South, Suite 200
Winter Park, FL 32789